Investor Presentation ICR Conference January 9-10, 2023

2Strictly Private & Confidential Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including statements relating to BurgerFi's estimates of its future business outlook, liquidity, prospects or financial results, long-term opportunities for asset-light expansion, executing on growth strategy for the Anthony’s brand, remaining focused on sales driving initiatives and on operational excellence, a new brand campaign to further strengthen BurgerFi’s position in the better burger category, improvement in guest satisfaction surveys that will translate to stronger financial performance, confidence in the recovery of BurgerFi’s margin profile, store opening plans, opening of additional GoPuff Fresh Food Halls, cobranding, expectations regarding adjusted EBITDA in 2022 and 2023 and the continued presence of labor and supply chain pressures and elevated uncertainty from a consumer perspective. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to continue to access liquidity from our credit agreement and remain compliant with financial covenants therein, as well as to successfully realize the expected benefits of the acquisition of Anthony’s as a result of the impact of COVID-19 or any other factors. All subsequent written and oral forward-looking statements attributable to BurgerFi or persons acting on BurgerFi’s behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Corporate Overview

BurgerFi

BURGERFI

Award-Winning, Fast Casual "Better Burger" Concept

- Chef-founded and committed to serving **fresh, all-natural and quality food**
- **100% American Angus Beef** with no steroids, antibiotics, growth hormones, chemicals or additives
- High-quality wagyu beef, antibiotic and cage-free chicken offerings, hand-cut sides, custard shakes, draft beer and more
- **Modern, eco-friendly restaurants** served by passionate team members
- Concentrated along Eastern Seaboard

Anthony's Coal Fired Pizza & Wings

ANTHONY'S COAL FIRED PIZZA & WINGS

The 900 Degree Difference

- Streamlined menu offering **signature "well-done" pizza that can't be replicated**, plus coal fired chicken wings, homemade meatballs and handcrafted sandwiches & salads
- **No freezers, fryers or microwaves** – coal fired ovens in every restaurant give the food its signature flavor
- **Proprietary recipes are fresh & made-to-order** using high-quality, purposefully-sourced ingredients:
  - Imported tomatoes and olive oil from Italy
  - Winona mozzarella
  - Homemade pizza dough
  - Fresh, never frozen jumbo chicken wings

BURGERFI | ANTHONY'S COAL FIRED PIZZA & WINGS

174 Total Locations[1]

114 BurgerFi Locations

60 Anthony's Locations



BurgerFi Location | Anthony's Location | BurgerFi & Anthony's Location

[1] As of 1/2/2023

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4Strictly Private & Confidential Investment Highlights Experienced executive leadership team, backed by a hands-on board of directors, with deep sector expertise1 Dominant market position established over the last decade supported by strategic, blue-chip investors such as L Catterton2 Targeted focus on improving customer experience through technology to increase sales growth & drive brand awareness3 Judicious strategy for market penetration via targeted national expansion supported by market validation4 Topline revenue growth & operating margin enhancement resulting from existing Covid-19 tailwinds, near- term growth initiatives and a sightline into capitalization opportunities5 Well-positioned relative to peers given the breadth of products & services offered across both brands6

5Strictly Private & Confidential Experienced Executive Leadership Team 200+ Years of Collective Experience Michelle Zavolta Chief People Officer 20+ years of experience in hospitality & dining sectors John Iannucci Chief Operating Officer 20+ years of experience in operations leadership in restaurant industry Ian Baines Chief Executive Officer 40+ years of experience in casual dining and fast-casual industries Debbie Allison SVP, Supply Chain 20+ years of supply chain leadership experience in the restaurant industry Stefan Schnopp Chief Legal Officer 25+ years of experience advising public company leadership on complex legal matters Karl Goodhew Chief Technology Officer 15+ years of software development experience with Fortune 500 companies Cindy Syracuse Chief Marketing Officer 35+ years of marketing experience for national & international brands Jim Oboyski SVP, Operations BurgerFi Brand 35+ years of experience in operations leadership in restaurant industry Michael Rabinovitch Chief Financial Officer 30+ years of extensive financial experience with best- in-class public companies

BURGERFI | ANTHONY'S COAL FIRED PIZZA & WINGS

Backed by a Hands-On Board of Directors



Ophir Sternberg
Executive Chairman

- **25+ years of diversified investment experience**
- Founder & CEO of Lionheart Capital, a diversified investment firm focused on value & growth investments in private and public markets
- Executive Chairman of BurgerFi



Andrew Taub
Independent Director

- **25+ years of experience managing and investing in restaurant/retail portfolios**
- Managing Partner at L Catterton since 1996



Martha Stewart
Independent Director, Chair of Product & Innovation Committee

- **Named to "50 Most Powerful Women" and "100 Greatest Living Business Minds"**
- Emmy and James Beard award-winning television show host
- Founder of Martha Stewart Living Omnimedia



Vivian Lopez-Blanco
Independent Director, Chair of Audit Committee

- **Seasoned finance executive**
- Expertise in organizational transformation
- Previous CFO of both Mednax, Inc. and the Hispanic restaurant division of Carrols Corp.



Allison Greenfield
Independent Director, Chair of Compensation & Nominating Committee

- **20+ years of real estate development experience**
- Partner at Lionheart Capital LLC with 25+ years of experience in entitlement, design, construction and management



Gregory Mann
Independent Director

- **~10 years of experience** advising, consulting, leadership and managerial roles

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7Strictly Private & Confidential BurgerFi goes public on Nasdaq under the ticker symbol “BFI” Dominant Market Position Established Over the Last Decade 2002 2011 February 2011 First BurgerFi restaurant opens in Ft. Lauderdale, FL and commits to the “Never-Ever Program,” sourcing only the top natural Angus beef in the U.S., raised without added antibiotics, hormones or steroids July 2002 First Anthony’s restaurant opens in Ft. Lauderdale, FL with décor heavily influenced by NYC with photos of Sinatra, the Yankees & a polished bar 2015 2015 Anthony’s is acquired by L Catterton 2014 2014 Opens 50th restaurant and recognized as the “#1 Fastest Growing Company” by Technomic and “Top Brands of 2014” by Fast Casual Magazine 2015 BurgerFi partners with OLO to launch state of the art digital online ordering platform 2020 December 2020 2021 November 2021 Anthony’s is acquired by BurgerFi, along with 61 corporate owned locations November 2021 Anthony’s acquisition accelerates unit growth with the opening of 16 locations in 2021 2022 November 2022 Launch of Anthony’s franchising with the execution of first multi-unit development agreement

8Strictly Private & Confidential Differentiated Product Offering Award- Winning “Better Burger” Signature “Well-Done” Pizza

9Strictly Private & Confidential Well-Positioned Relative to Peers Hormone, Steroid & Antibiotic-Free Plant-Based Protein Fresh-Cut Sides Gourmet Sauces Craft Beer & Wine Premium Frozen Desserts Ghost Kitchens Eco-Friendly & Sustainable Flexible, Minimal Footprint

BURGERFI | ANTHONY'S COAL FIRED PIZZA & WINGS

Investment in Customer Experience Through Technology

Digital sales represent ~35% of total sales

Renewed focus on the user experience at all touch points, including mobile app, website, kiosk, drive-thru and front-of-house systems

Omnichannel customer experience provides the BurgerFi experience at home, in the restaurant and on the road

Innovating with experienced partners to deliver food autonomously & explore the boundaries of food delivery

DOORDASH GRUBHUB POSTMATES Uber Eats

Informed, data-based decisions through the use of cloud technology such as artificial intelligence & machine learning

BURGERFI

Mobile App: Data-Driven Loyalty

- Single platform easily scalable to multiple concepts
- Integrated loyalty program with automated smart promotions & marketing
- Enhanced Customer Data Platform

State-of-the-Art Self-Ordering Kiosks

- Represent ~25% of all on-site orders at an average 12-14% higher check size
- Dynamic upsell via cloud-based content & POS integration
- Additional marketing opportunities

Digital Ordering: In-Car Voice Activated

- Order via voice or interactive dashboard
- Curbside pickup with arrival notifications to restaurant
- Smart order-time placement based on drive time and order-make time

ANTHONY'S COAL FIRED PIZZA & WINGS

Anthony's Website

- Full menu offered for digital ordering (pickup & delivery) via Anthony's website
- Digital sales placed through online ordering platform and third-party delivery providers such as UberEats and Doordash

Digital Ordering: AI-Powered Voice Activated

- Phone orders placed via AI-guided voice interface directly into POS with integrated PCI compliant payment
- 500K+ phone orders per year with an average 8-10% higher check size

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11Strictly Private & Confidential Long-Term Strategy to Optimize Growth Continued sales & operating margin recovery by capitalizing on opportunities in sales recovery, food costs and labor productivity2 Continued focus on providing best-in-class guest experiences & loyalty engagement at all BurgerFi & Anthony’s locations3 Expand national presence in critical markets (Eastern Seaboard, Southeast, Mid-Atlantic and Northeast regions) by leveraging existing dominant position and opportunistic deals in other markets 4 Enhance valuation through margin profile expansion that can be achieved at appropriate revenue levels5 Debt stabilization & optimization of financial position via the amendment & extension of existing credit facility in December 20221 Debt stabilization & optimization of financial position Continued sales & operating margin recovery Continued focus on customer engagement & consistency Expand national presence in key target markets Dec. 2022 In cr ea sin g M ar gi n Ongoing Initiatives for Continued Market Penetration Achievement of key strategic milestones will allow for incremental margin expansion & create meaningful value upside

12Strictly Private & Confidential Fiscal Year 2022 Preliminary Sales Highlights Opened 11 new BurgerFi restaurants (3 corporate-owned and 8 franchised) No update to our previously communicated Adjusted EBITDA1 guidance of $9-10 million or capital expenditures of approximately $2 million. Total revenues of approximately $178 million For the Fiscal Year ended January 2, 2023 1) See slide 18 for definition of key metrics and non-U.S. GAAP financial measures

13Strictly Private & Confidential Inital Fiscal Year 2023 Outlook1 Low-single digit same store sales2 growth 15-20 new franchised locations including 2-3 new Anthony's Adjusted EBITDA2 of $10-$12 million Capital expenditures of ~$1.0 - $2 million Annual revenues of $175-$180 million Management’s initial outlook for the fiscal year 2023 1) These projections assume the current economic environment does not change materially 2) See slide 18 for definition of key metrics and non-U.S. GAAP financial measures

14Strictly Private & Confidential Appendix

15Strictly Private & Confidential Externally Validated, Award-Winning Brands “Top Burger Restaurant to Put On Your Radar” (2021) “#1 Brand of the Year“ “#1 Burger Chain with Best Quality Meat in America” “Critics‘Pick“ “Top 10 Movers & Shakers” (2014 – 2022) “Top Better Burger Chain“ “Top 500 Chains“ “#3 Fastest Growing Limited-Service Chain” “Top 500 Fastest Growing Private Companies” "The Next 20“ Readers’ Pick: “Best New Restaurant” “Best Chicken Wing Spot” “Best Pizza Spot” "Best Pizza“ "Best Italian“ "Top 200 Next Gen Brands“ “Top 3 Major Pizza Chain” “Best Wings in the U.S.”

BURGERFI | ANTHONY'S COAL FIRED PIZZA & WINGS

Environmental, Social, Governance



Environmental

Responsible Sourcing:

- BurgerFi is built on a foundation of transparency & quality (No Antibiotics Ever ("NAE") and locally sourced produce whenever possible)

Earth-Friendly Restaurant Designs:

- All-natural & sustainable materials and finishes
- Energy-efficient appliances (LED lights, energy-efficient fans, etc.)
- Furnishings produced from recycled materials
- Cooking oil is recycled to be made into biofuel
- Automatic water valves reduce annual water consumption



Social

Training & Education:

- Fi-Way to Upward Mobility, Developing Impactful Leaders course, Certified Restaurant Trainer Program

Inclusive & Supportive Environment:

- Competitive benefits (PTO & Health); Code of Conduct with commitments to non-discrimination, anti-harassment, & safety

Deep Community Involvement:

- Marcum, Palm Beach Atlantic Univ. Titus Center for Franchising

Food Safety:

- Quarterly independent Steritech audits for all restaurants

COVID-19 Response:

- Enhanced team member & guest safety measures

Governance

Board of Directors:

- 80% Independent & 80% Diverse

Franchise Advisory Council

Robust Compliance Policies:

- Brand shield to uphold integrity & ethical standards
- Confidential, independent 24/7 hotline for team members
- External Communications Policy
- Social Media Policy
- Employee Code of Conduct
- Whistleblower policy and hotline
- Non-Fraternization Policy
- Conflicts of interest, anti-kickback policy
- Insider trading policy
- No lobbying activities or political contributions

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17Strictly Private & Confidential Investment Highlights Experienced executive leadership team, backed by a hands-on board of directors, with deep sector expertise and 200+ years of relevant experience1 Dominant market position established over the last decade supported by strategic, blue-chip investors such as L Catterton2 Targeted focus on improving customer experience through technology to increase sales growth & drive brand awareness3 Judicious strategy for market penetration via targeted national expansion supported by market validation4 Topline revenue growth & operating margin enhancement resulting from existing Covid-19 tailwinds, near- term growth initiatives and a sightline into capitalization opportunities5 Well-positioned relative to peers given the breadth of products & services offered across both brands6

18Strictly Private & Confidential Adjusted EBITDA Reconciliation & Key Metrics Definitions Adjusted EBITDA Reconciliation • To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the measure Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. • We use this non-GAAP financial measure for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that this non-GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non-GAAP financial measure also facilitates management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe this non-GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business. • There are a number of limitations related to the use of this non-GAAP financial measure. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from this non-GAAP financial measure and evaluating this non-GAAP financial measure together with its relevant financial measures in accordance with GAAP. • A reconciliation of Adjusted EBITDA guidance is not being provided due to the nature of this forward-looking non-GAAP measure containing certain elements that are impractical to predict given their market-based nature, such as share-based compensation expense and gain and losses on change in value of warrant liabilities, without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information, nor can we accurately predict all of the components of the applicable non-GAAP financial measure and reconciling adjustments thereto; accordingly, guidance for the corresponding GAAP measure may be materially different than guidance for the non-GAAP measure. Such forward looking information is also subject to uncertainty and various risks, and there can be no assurance that any forecasted results or conditions will actually be achieved. Key Metrics Definitions • “Systemwide Restaurant Sales” is presented as informational data in order to understand the aggregation of franchised stores sales, ghost kitchen and corporate-owned store sales performance. Systemwide Restaurant Sales growth refers to the percentage change in sales at all franchised restaurants, ghost kitchens and corporate-owned restaurants in one period from the same period in the prior year. Systemwide Restaurant Same Store Sales growth refers to the percentage change in sales at all franchised restaurants, ghost kitchens, and corporate-owned restaurants after 14 months of operations. See definition below for “Same Store Sales”. • “Corporate-Owned Restaurant Sales” represent the sales generated only by corporate-owned restaurants. Corporate-Owned Restaurant Sales growth refers to the percentage change in sales at all corporate-owned restaurants in one period from the same period in the prior year. Corporate-Owned Restaurant Same Store Sales growth refers to the percentage change in sales at all corporate-owned restaurants after 14 months of operations. These measures highlight the performance of existing corporate-owned restaurants. • “Franchise Restaurant Sales” represent the sales generated only by franchisee-owned restaurants and are not recorded as revenue, however, the royalties based on a percentage of these franchise restaurant sales are recorded as revenue. Franchise Restaurant Sales growth refers to the percentage change in sales at all franchised restaurants in one period from the same period in the prior year. Franchise Restaurant Same Store Sales growth refers to the percentage change in sales at all franchised restaurants after 14 months of operations. These measures highlight the performance of existing franchised restaurants. • “Same Store Sales” is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of Same Store Sales after 14 months of operations. A restaurant which is temporarily closed (including as a result of the COVID-19 pandemic), is included in the Same Store Sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the Same Store Sales computation. Our calculation of Same Store Sales may not be comparable to others in the industry. • “Digital Channel” % of systemwide sales is used to measure performance of our investments made in our digital platform and partnerships with third party delivery partners. We believe our digital platform capabilities are a vital element to continuing to serve our customers and will continue to be a differentiator for the Company as compared to some of our competitors. Digital Channel as percentages of Systemwide Restaurant Sales are indicative of the sales placed through our digital platforms and the percentage of those digital sales when compared to total sales at all our franchised and corporate-owned restaurants. • “Adjusted EBITDA,” a non-GAAP measure, is defined as net loss before employee retention credits and PPP loan gain, the gain on change in value of warrant liability, income tax (benefit) expense, interest expense (which includes non-cash interest on preferred stock and interest accretion on related party notes), depreciation and amortization, share-based compensation expense, pre-opening costs, store closure costs, legal settlements, merger, acquisition and integration costs, loss (gain) on sale of assets and goodwill impairment. • Unless otherwise stated, Systemwide Restaurant Sales, Systemwide Sales growth, and Same Store Sales are presented on a systemwide basis, which means they include franchise restaurants and company-owned restaurants. Franchise restaurant sales represent sales at all franchise restaurants and are revenues to our franchisees. We do not record franchise sales as revenues; however, our royalty revenues and brand royalty revenues are calculated based on a percentage of franchise sales. Legal to review

Contact Us: Michelle Michalski, Investor Relations Phone: (646) 277-1224 Email: IR-BFI@icrinc.com